UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2020

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Via Marco D’Aviano, 2, Milano MI, Italy		20131
(Address of Principal Executive Offices)		(Zip Code)

+39 02 288 5841

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	NYSE American LLC
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed by Kaleyra, Inc. (the “Company”) in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2020 (the “Annual Report”), in connection with our previously consummated business combination with Kaleyra S.p.A., the Company entered into a Settlement Agreement and Release entered into on April 16, 2020 (the “Settlement Agreement”) with its financial advisory service firms, Cowen and Company, LLC (“Cowen”) and Chardan Capital Markets, LLC, (“Chardan” and collectively the “Service Firms”), pursuant to which it agreed to pay an affiliate of Cowen, Cowen Investments II LLC (“Cowen Investments”), and Chardan, in full satisfaction of all amounts owed to the Service Firms as of December 31, 2019, $5.4 million in the aggregate as follows: (i) $2.7 million in the aggregate in common stock of the Company (the “Settlement Shares”) to be issued the business day prior to the filing of a resale registration statement for such Settlement Shares (the “Resale Registration Statement”), (ii) convertible notes totaling $2.7 million in the aggregate with a maturity date three years after issuance and bearing interest at five percent (5%) per annum (but with lower interest rates if the notes are repaid earlier than one year or two years after issuance) and with interest paid in arrears to the payee on March 15, June 15, September 15 and December 15 of each year, with such convertible notes to also be issued the business day prior to the filing of the Resale Registration Statement and (iii) in the event that the Beneficial Ownership Limitation (as defined below) would otherwise be exceeded upon delivery of the Settlement Shares above, a warrant agreement also to be entered into with and issued to the Services Firms the business day prior to the filing of the Resale Registration Statement, whereby the amount of common stock of the Company by which the Beneficial Ownership Limitation would otherwise have been exceeded upon delivery of the Settlement Shares will be substituted for by warrants with an exercise price of $0.01 per share issued pursuant to a Warrant Agreement (the “Warrant Agreement” and, the common stock underlying the Warrant Agreement, the “Warrant Shares”). The Beneficial Ownership Limitation shall initially be 4.99% of the number of shares of the common stock outstanding of the Company immediately after giving effect to the issuance of these shares of common stock. The number of Settlement Shares shall be calculated using as the price per Settlement Share an amount equal to a fifteen percent (15%) discount to the ten-day (10-day) trailing dollar volume-weighted average price for the common stock of the Company on the NYSE American LLC stock exchange (the “VWAP”) on the business day immediately prior to the date on which the Company files the Resale Registration Statement. In addition, the price per share for determining the number of shares of common stock of the Company to be issued upon the conversion of the convertible notes shall be a five percent (5%) premium to the ten-day (10-day) trailing VWAP as of the date immediately prior to the issuance date of the convertible notes, rounded down to the nearest whole number.

On May 1, 2020, in connection with the Settlement Agreement, the Company issued: (i) an aggregate of 440,595 Settlement Shares to Cowen Investments and Chardan, consisting of 374,506 Settlement Shares issued to Cowen Investments, and 66,089 Settlement Shares issued to Chardan; and (ii) convertible promissory notes in the aggregate principal amount $2,700,000 to Cowen Investments and Chardan, consisting of a convertible promissory note in the principal amount of $2,295,000 issued to Cowen Investments (the “Cowen Note”) and a convertible promissory note in the principal amount of $405,000 issued to Chardan (the “Chardan Note,” and together with the Cowen Note, the “Convertible Notes”), respectively. The unpaid principal of the Cowen Note is convertible at the option of Cowen Investments into 303,171 shares of common stock of the Company, if there has been no principal reduction, and the unpaid principal of the Chardan Note is convertible at the option of Chardan into 53,501 shares of common stock of the Company, if there has been no principal reduction. As the Beneficial Ownership Limitation was not triggered by the issuance of the Settlement Shares, no Warrant Agreement was necessary and no warrants were issued.

The Settlement Shares were not registered at the time of issuance under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements; provided, however, in connection with the Settlement Agreement, the Company has agreed pursuant to a registration rights agreement between the Company and Cowen Investments and Chardan dated May 1, 2020 (the “Registration Rights Agreement”) to provide certain registration rights with respect to the Settlement Shares and the maximum number of shares underlying the Convertible Notes.

The Company issued the Settlement Shares and the Convertible Notes in reliance on the exemption from registration provided for under
Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The Company relied on the exemption from registration based in part on the representations made by the Service Firms,

including the representations with respect to the Service Firms’ status as accredited investors, as such term is defined in Rule 501(a) of the Securities Act, and appropriate legends have been affixed to the certificates representing the Settlement Shares. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, the Settlement Shares described herein in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This summary is qualified in its entirety by reference to the text of the Cowen Note, the Chardan Note, the Registration Rights Agreement, and the Settlement Agreement, which are included herewith as Exhibits 10.1, 10.2, and 10.3, and incorporated by reference as Exhibit 10.4 to this Current Report, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information provided under Item 1.01 is incorporated into this Item 3.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number

10.1	Convertible Promissory Note dated May 1, 2020 by and between Kaleyra, Inc. and Cowen Investments II LLC.

10.2	Convertible Promissory Note dated May 1, 2020 by and between Kaleyra, Inc. and Chardan Capital Markets, LLC.

10.3	Registration Rights Agreement dated May 1, 2020 by and between Kaleyra, Inc., Cowen Investments II, LLC, and Chardan Capital Markets, LLC.

10.4	Settlement Agreement and Release entered into as of April 16, 2020, by and between Kaleyra, Inc., Cowen and Company, LLC, and Chardan Capital Markets, LLC. (Incorporated by reference to Exhibit 10.44 to the Kaleyra, Inc. Annual Report on Form 10-K as filed with the SEC on April 22, 2020.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2020

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President